National Life Insurance Company

National Variable Annuity Account II
National Variable Life Insurance Account

Supplement dated April 1, 2023

to the Prospectuses dated May 1, 2018, as supplemented to date, for the Varitrak and Investor Select Policies and for the Sentinel Advantage Variable Annuity and
Sentinel Advantage Variable Annuity 5 Contracts

and to the Prospectus dated May 1, 2009, as supplemented to date, for the Sentinel Estate Provider Policy

Merger of the JPMorgan Insurance Trust Small Cap Core Portfolio

Each of the Varitrak, Investor Select and Sentinel Estate Provider Policies and each of the Sentinel Advantage Variable Annuity and Sentinel Advantage Variable Annuity 5 Contracts, in all cases issued by National Life Insurance Company ("we" or "us"), has an investment option that invests in the JPMorgan Insurance Trust Small Cap Core Portfolio (the "JPMorgan IT Small Cap Core", or the "Portfolio"), a series of the JPMorgan Insurance Trust. ("JPMIT"). Shareholders of the Portfolio approved a proposal to reorganize the Portfolio (the "Acquired Fund") into a newly organized series (the "Acquiring Fund") of Lincoln Variable Insurance Products ("LVIP") that is substantially similar to the Portfolio (the "Reorganizations").

The Acquired Fund and corresponding Acquiring Fund are shown in the table below: It is anticipated that the reorganization will occur on or about May 1, 2023.

Effective April 1, 2023, the JPMorgan IT Small Cap Core will no longer be available to policy and contract owners for first-time purchases. If you already have account value allocated to the JPMorgan IT Small Cap Core, you may make additional purchases of portfolio shares up to and including April 15, 2023. After that date, no purchases of any kind will be accepted.

As of May 1, 2023, the Acquired Fund (indicated below) will transfer substantially all of its assets and substantially all of its liabilities in exchange for newly-issued shares of the corresponding Acquiring Fund listed below.

After May 1, 2023, all references to the JPMorgan IT Small Cap Core in the policies and contracts listed above are hereby deleted and replaced with LVIP JP Morgan Small Cap Core Fund.

Acquired Fund	Acquiring Fund
JPMorgan Insurance Trust Small Cap Core Portfolio	LVIP JP Morgan Small Cap Core Fund

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.